UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: December 31, 2023

Date of reporting period: December 31, 2023

Item 1. Reports to Stockholders.

(a) A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

THE ADVISORS' INNER CIRCLE FUND II

ANNUAL REPORT
12.31.23

INVESTMENT ADVISER:
CHAMPLAIN INVESTMENT PARTNERS, LLC

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2023

The Funds file their complete schedules of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT report is available on the SEC’s website at https://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how the Funds voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-773-3238; and (ii) on the SEC’s website at https://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Dear Fellow Shareholders,

Please find below the recent and long-term performance for the Advisor Shares for both the Champlain Small Company Fund (CIPSX) and the Champlain Mid Cap Fund (CIPMX).

Performance for the periods ending December 31, 2023

						Since Fund’s Inception†
12/31/2023 Net Performance	6 months	1-year	3-year *	5-year *	10-year *	Cumulative**	Annualized

CIPSX	3.75%	14.00%	0.49%	9.50%	8.30%	476.81%	9.61%

Russell 2000	8.18%	16.93%	2.22%	9.97%	7.16%	313.87%	7.72%

CIPMX	4.82%	15.35%	1.84%	11.46%	10.60%	405.54%	11.01%

Russell Midcap	7.54%	17.23%	5.92%	12.68%	9.42%	327.46%	9.82%

†	Champlain Small Company Fund inception date: 11/30/04

Champlain Mid Cap Fund inception date: 06/30/08

*	Return has been annualized.

**	Return is cumulative and has not been annualized.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1.866.773.3238.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

2

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

OPENING

To be sure, 2023 was humbling for our investment team. Before the first quarter was through, we witnessed the first complete failure in our history with SVB Financial, held in the Mid Cap Fund, and most of the community banks held in the Small Company Fund lost a quarter of their value. Notwithstanding, both Funds were ahead of their respective Russell TR benchmarks by mid-year. However, the back half of 2023 was most notably defined by the market’s reaction to the class of drugs known as GLP-1s and expectations for a Fed pivot. Consequently, we saw relative performance deteriorate for both Funds as the year progressed due to health care equipment & supplies’ potential negative impact from GLP-1s, and our high-graded positioning in financials. There were some bright spots though, most notably the historically strong performance of both Funds’ technology holdings.

As indicated by the rolling three-year return charts above, the absolute and relative performances of both Funds have been disappointing over the last three years. While the distortions of this period have certainly been a headwind to our process from an allocation perspective, stock selection also has been uninspiring, particularly for the Mid Cap Fund. Though we missed the mark with several companies recently, we have not been complacent.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

We have further high-graded both Funds and the relevant portfolio characteristics confirm that our actions have constructed faster-growing, higher-returning, and less-levered strategies compared to the past three years.

TECHNOLOGY

The Small Company Fund’s Technology holdings outperformed the benchmark over the past six months and the previous year. Recent outperformance was due to stock selection, led by Nutanix and New Relic. Lack of exposure to semiconductors was a headwind to relative performance over the past year, but it was a positive contributor to relative performance in the last half of the year.

Nutanix, also held in the Mid Cap Fund, outperformed as the company’s results exceeded expectations and demonstrated the strategic nature of the platform, driven by strong renewals and an expanding partner network. The company benefits from the continued adoption of multi-/hybrid-cloud strategies and expects to generate operating leverage with refined go-to-market efforts.

On July 31, it was announced that New Relic was to be acquired by Fransisco Partners and TPG for $87/share, valuing the company at ~$6.5B. The deal closed in November, but we exited the position earlier due to proximity to the announced deal price to reallocate the capital to opportunities with more significant discounts to our estimates of Fair Value.

We initiated a position in Braze, Inc. and re-initiated Commvault, which we held from 2011 to 2012 and again from 2015 to 2018. Braze is a leading customer engagement platform enabling brands to curate customer interactions across multiple channels. The platform provides end-to-end solutions for the marketing lifecycle, including data ingestion, campaign planning, and reporting and analytics, allowing brands to deliver real-time personalized marketing content while considering data privacy restrictions. Braze’s stream processing architecture makes the company well-suited for cross-functional collaboration, unstructured data processing, and AI deployment. Braze primarily serves the quick service restaurant (QSR), telecom, retail, travel, consumer finance, and media industries, though sales and development efforts continue to expand industry breadth. With a unified platform (Commvault Cloud), Commvault offers comprehensive backup, recovery, archiving, and data management solutions across on-premises, cloud, and hybrid infrastructures. The company’s focus on cloud integration and hybrid capabilities positions it to benefit from the convergence of security and recovery.

The Mid Cap Fund’s Technology holdings outperformed the benchmark over the past six months and the previous year due to the investment process-based overweight of software and stock selection in the industry. Nutanix (see above) and Zscaler were notable in that regard.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Despite ongoing deal scrutiny, demand for cybersecurity proved resilient. Zscaler has established itself as a leader in the space, as demonstrated by the company’s strong execution and broader adoption of its zero-trust platform.

We initiated a position in Keysight Technologies Inc., a leading electronic measurement company that provides solutions to a wide range of industries, including communications, aerospace and defense, and automotive. The company’s broad product portfolio, expertise in electronic measurement and testing, and strategic acquisitions position it to capitalize on the growth opportunities from emerging technologies across multiple industries.

Given the competition for capital, we exited Asana as the Mid Cap Fund approached max sector weight guideline limits.

Although Okta delivered good absolute and relative performance in 2023, the company has recently been the subject of investor skepticism due to a high-profile socially engineered cybersecurity breach. Nonetheless, Okta remains the de facto standard in the identity and access management (IAM) market, and we commend management’s actions to improve security and support its customers. Given the market opportunity, leading position, and significant discount to our estimate of Fair Value, Okta remains one of the Fund’s largest positions.

Pure Storage (also held in the Small Company Fund) reported strong quarterly results throughout the year, and fourth quarter guidance reflected the acceleration of Evergreen//One subscription contracts (vs. upfront payment). This acceleration will negatively impact near-term revenue but will ultimately deepen Pure’s relationship with its customers and improve its competitive positioning. Strength over the last year was attributed to Pure’s broadened product portfolio, which positions the company to address substantially all enterprise storage needs.

We trimmed Palo Alto given uncertainty caused by the unusual timing of the company’s earnings call and concerns surrounding the scale of recent acquisitions. Recent quarterly results and management commentary have been strong, and the company remains well-positioned as a leader in the rapidly growing cybersecurity market.

After a period of workload optimization efforts and increased deal scrutiny, the demand environment showed signs of stabilization, especially for cybersecurity vendors. Overall, earnings results were positive in technology, supporting a strong rally off the 2022 lows.

INDUSTRIALS and MATERIALS

The Small Company Fund’s industrial and materials holdings underperformed the same sectors in the Russell 2000 over the prior six months and full year. Within industrials, the

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Fund’s overweight of machinery and stock selection drove the underperformance. The investment process-exclusion of the highly cyclical industries in both the industrials and materials sectors was also a relative performance headwind.

Shares of John Bean Technologies underperformed after announcing a nonbinding proposal to acquire competitor Marel for nearly $4 billion. The potential combination makes strategic sense, and we view the announcement favorably, so long as the final acquisition price is reasonable. Acquiring Marel would add significant scale in meat, poultry, and seafood processing equipment, which represents just one-third of JBT sales, but nearly 90% of Marel sales. This deal would also expand JBT’s presence in pet food, reinforce high levels of recurring revenue, and should provide for meaningful cost synergies.

We exited Generac in both the Small Company Fund and the Mid Cap Fund after the company highlighted concerns about a softer than expected consumer spending environment for home improvement. This came as a surprise given that interest in the home standby generator category, as gauged by the volume of in-home consultations, has continued to rise sequentially over the last four years. We thought recent channel inventory challenges would be short-lived, but the consumer spending outlook related to housing suggests that inventory might take longer to sell through.

Much of the Generac capital was rebalanced into RBC Bearings, which subsequently has been a strong relative performer. RBC continues to drive value from the Dodge acquisition made in 2021 while importantly generating substantial free cash flow to reduce leverage.

We initiated a new position in Enerpac Tool Group for the Small Company Fund. Enerpac (formerly Actuant Corporation) manufactures a broad portfolio of specialized tools that orient around a core hydraulic pumping technology. With a dominant market share, high margins, a healthy balance sheet, and a fully refreshed management team, the company is better managed and positioned than when we exited in 2018. The new CEO, Paul Sternlieb, has overseen a 900-basis point improvement in EBITDA margin since taking the helm late in 2021.

The Mid Cap Fund’s industrial holdings underperformed for the full year and prior six months due to stock selection and the process-based exclusion of the most cyclical businesses and industries.

Shares of Fortive, the second largest position in the Fund, were down slightly over the period as recent organic growth expectations were lowered due to weak demand in China and some order pushouts. As we enter 2024, Fortive’s lower exposure to industrial capital expenditures and 40% recurring sales provides above average topline visibility. We also expect the medical businesses to benefit from a recent change in distribution strategy, and for the accretive acquisition of Elektro-Automatik to strengthen Fortive’s position in the core test

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

and measurement marketith the company now expecting 15% organic sales growth for the year. Sales and margin performance have been driven by continued improvement in component availability, which weighed on performance in 2022. Rockwell is the largest pure-play industrial automation company, and the near-shoring or re-shoring of supply chains on the part of Rockwell’s customers presents a large opportunity with many new factories being built on U.S. soil, where Rockwell has the greatest market share, long-term relationships, and deep domain expertise.

Xylem was the top contributor to industrial returns in the fourth quarter and we continued to build the position. With a new management team clearly focused on margin expansion through 80/20 (the principle that 80% of revenue/profit comes from 20% of customers/products), a large backlog of high-margin advanced metering orders, an enhanced recurring revenue mix post the Evoqua acquisition, and utility and infrastructure funding to further augment stability; this company looks to be well positioned.

We initiated a position in Axon Enterprises, formerly known as TASER International. In addition to self-defense and law enforcement equipment, Axon also provides a cloud-based software platform to modernize law enforcement workflows (e.g. storage of video evidence) and compliance.

Let us remind our constituents that our industrials’ sector factor leads us to cash flow compounders that typically outperform through a full business cycle and generally lag the benchmark during cyclical rallies like the one experienced in 2023, or more broadly since the economy was hyper stimulated to recover from the pandemic.

CONSUMER

The Small Company Fund’s consumer holdings (including John Wiley, which is classified under communication services) delivered positive relative returns during the period when compared to the Russell 2000. During the full year, the consumer holdings performed about in-line with the benchmark. Lack of exposure to the homebuilding industry was a meaningful headwind in 2023, as this industry was up nearly 90% during the year.

Three years after the onset of COVID-19, and the subsequent fiscal and monetary response, consumer companies are continuing to experience distortions. In staples, the exceptional boom in demand in 2020/2021 was followed by an unprecedented increase in costs, which required meaningful price increases to offset the margin headwind. Now, as top-line growth slows, many large-cap companies are turning to acquisitions as an attractive offset to lower growth rates. We saw this play out twice during the period as Sovos Brands and Hostess Brands were acquired by Campbell’s Foods and J.M. Smucker, respectively. We added to both holdings at attractive discounts before they were taken out at premiums to our

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

estimates of Fair Value. We were pleased to see Freshpet’s shares, also held in the Mid Cap Fund, respond favorably to strong earnings results in November. The company’s investments in manufacturing are beginning to scale and result in meaningful margin gains, and volume growth has been accelerating nicely.

While many staples companies’ margins are benefiting from price increases finally catching up to cost inflation, select companies such as Lancaster Colony have yet to see their margins inflect higher and its share price reflects this. Nonetheless, a new Enterprise Resource Planning system and ample amounts of new manufacturing capacity should allow the company to generate sustainably higher margins over time. We exited the small position in the beverage company, Zevia, as the business continues to struggle with finding the traction necessary to build scale.

Improving overall consumer and investor sentiment drove noticeably better momentum in many of the discretionary holdings during the later part of 2023. Wingstop shares were up approximately 28% in the 6-month period and 87% in 2023, and we meaningfully reduced the position above our estimate of Fair Value. We rebalanced a portion of that capital to Shake Shack at an attractive discount. The work Shake Shack is doing to drive efficiency in restaurant operations should drive better cash flow. Planet Fitness shares rebounded to levels above where they were trading when the CEO somewhat surprisingly departed earlier this year. A detailed strategy on how the company plans to enhance franchisee returns helped alleviate investor fears that unit growth would be permanently impaired due to higher build costs. We started a new position in Bowlero Corp, the world’s largest operator of bowling entertainment centers. The company’s strong brands and leading position in the highly fragmented bowling market should lead to continued market share gains and support the already impressive cash flow generation. Finally, we exited the position in John Wiley after an unexpected CEO departure left us with too many questions on the path forward.

The consumer holdings in the Mid Cap Fund underperformed during the period and the year. The primary driver of weak performance was poor selection in discretionary, most notably with the positions in Advance Auto Parts and Leslie’s.

The performance in discretionary during 2023 has warranted reflection on our missteps, and we acknowledge mistakes were made – especially when considering position size (we snatched defeat from the jaws of victory with Advance Auto) – and with the benefit of hindsight our adds to Leslie’s reflected more enthusiasm than was warranted. However, we have yet to trim either of these now small positions. We believe both companies are worth more than the value the market is currently ascribing. Advance Auto Parts fell behind the competition in terms of both price and inventory investments, resulting in disappointing market share trends over the last 12 months. While the new CEO faces near-term challenges,

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

we suspect his background at HD Supply will be valuable in helping Advance improve store productivity. We are encouraged by his initial communications which have focused on simplifying the business through a strategic review and asset sales. At Leslie’s, pool chemical supply disruptions in 2022 drove consumers to stockpile chemicals, the magnitude of which caught both management and investors by surprise this season. We want to see how the next pool season develops before making any further judgements about this holding.

We started a new position in Domino’s Pizza, the largest pizza company in the world. We view the Domino’s flywheel as powerful and differentiated: transaction growth increases franchisee returns, which drives unit growth and increases scale. After we initiated the position, the company announced its first partnership with a 3rd party delivery platform (Uber Eats). We know the company studied this option seriously so we imagine their decision could add meaningful incremental sales over time.

This Fund’s lack of exposure to industries that continue to benefit from resilient “re-opening” demand has amplified the negative relative returns for this sector. Most notably, the homebuilding industry returned over 80% during the year, while the hotels, resorts, and cruise lines industry returned over 60%. However, several macro influences – including higher oil prices, higher interest rates, student loan payments, and significantly reduced savings for the average consumer – will eventually weigh heavily on these discretionary industries like history suggests.

A confluence of investor fears led the consumer staples sector to trade near multi-decade lows relative to the market this quarter including higher rates, the unknown impact to consumer behavior from weight loss drugs, and shifting preference for more cyclical exposure as fears of a recession abate. However, our playbook informs us to increase exposure to the highest-quality staples companies when they are obviously out of favor. In the past, these instances of valuation dislocation have proven to be attractive buying opportunities. With that in mind, we added to Clorox, Brown-Forman, and McCormick at appealing discounts, all high-quality holdings with ample opportunity for margin recapture ahead.

We did not add to Hormel during the quarter, despite weakness following its Investor Day presentation. The company’s goal to return the business to growth will require an ample amount of investment over the next two years, a prospect that makes sense on paper, but introduces uncertainty and potential opportunity costs.

FINANCIALS and REAL ESTATE

The Small Company Fund’s financial holdings underperformed during this period mostly due to negative stock selection. For the full year, financials meaningfully underperformed as our

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

preference for high-quality community business banks with historically strong credit underwriting and leading market share remained unhelpful following the bank failures and industry liquidity issues in March. Within insurance, continued operational challenges weighed on James River Group and higher interest rates impacted BRP Group, though the late-year decline in rates notably eased these concerns. Though BRP leveraged up at an inopportune time to make a sound strategic acquisition, they have a clear path to deleverage, and we expect to see strong shareholder returns in the future.

The trailing six months were marked by two distinct interest rate environments, influencing financial sector sentiment in offsetting ways throughout the period. After reaching levels unseen since 2007, fixed income yields fell sharply as the October Federal Reserve meeting supported the likelihood of monetary easing in 2024. As a result, banks and capital markets stocks rallied sharply into year-end. While this Fund’s bank holdings were positive absolute performers, the market favored less profitable and less capitalized banks trading at low valuation multiples. To be sure, our decisions to increase exposure to the high-quality community banking franchises Cullen/Frost Bankers, Stock Yards Bancorp, First Financial Bankshares, and ServisFirst Bank were helpful in an absolute sense while those banks lagged the industry’s return. Our team’s historical experience with financials is the basis for our continued strong bias for high quality (well-capitalized and mostly asset sensitive) and sincere management.

Insurance – specifically property & casualty – lagged the overall sector meaningfully, with significant weakness in shares of James River Group. We acknowledge our patience with James River has been a mistake. However, the Board recently launched a strategic review which we calculate is likely to surface more value. Given broad stock price weakness against what remains a strong fundamental backdrop, we added to AMERISAFE and Palomar at attractive discounts to our estimates of Fair Value. Additionally, during the period we initiated a position in Skyward Specialty Insurance, a property & casualty carrier focused on underserved, niche markets requiring highly specialized, customized coverage and claims capabilities.

The Mid Cap Fund’s financial holdings underperformed those of the benchmark during the trailing six months, primarily due to negative stock selection as this Fund’s insurance and bank holdings did not keep pace with the sharp rally in low quality toward the end of the year. For the full year, this Fund’s financials holdings also underperformed, mostly attributed to the failure of Silicon Valley Bank in the first quarter – a clear mistake.

Tradeweb and FactSet delivered solid absolute returns and we trimmed the position in Tradeweb near our estimate of Fair Value, rebalancing some of the capital to Cullen/Frost, the Fund’s sole bank holding and restaurant-focused payments platform Toast.

Meanwhile, insurance – particularly reinsurance – fell out of favor toward the end of the year despite strong fundamental momentum. We added to Ryan Specialty at an attractive discount,

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

as our appreciation for the insurance brokerage business model and Ryan’s specific tailwinds remain unchanged. In addition, we initiated a position in insurance carrier, Kinsale Capital; a highly profitable and growing excess and surplus lines underwriter using unique technology and rapid response to quote requests to grow its market share with small businesses. While we regret never owning this stock in the Small Company Fund due to its apparent premium valuation, we did not want to miss an opportunity to engage with this Fund when presented with a reasonable valuation and a discount to our estimate of Fair Value.

HEALTH CARE

For the second half and full year 2023, the health care holdings in the Small Company Fund underperformed due to stock selection in equipment & supplies and the perennial overweight of this industry.

During the six-month period, fears of the GLP-1 drug category’s positive impact on cardiovascular risks and weight loss caused a significant dislocation in the valuation of medical device stocks. Companies with perceived negative exposure to the drugs saw share prices dramatically decline over fears of shrinking addressable markets. For a variety of reasons, we expect the GLP-1 winners and losers will be more nuanced than the initial price action would imply, with some perceived “losers” potentially seeing longer-term tailwinds from a healthier, somewhat less obese patient population. We used the share price weakness to add to Omnicell, Neogen, and SI-Bone, among others, during the six-month period.

The largest detractors for the period were Inspire Medical, Omnicell, and Penumbra. Share price weakness in Inspire and Penumbra was primarily driven by the GLP-1 concerns mentioned above. Having trimmed both at higher prices early in the year, we added back incrementally to both at attractive discounts. Omnicell shares were weak after the company reduced 2023 guidance and provided a preliminary 2024 outlook calling for revenue to “decline modestly.” We appreciate the transition of the company’s pharmacy automation solutions to a more recurring revenue model while also acknowledge the process has created near-term headwinds to growth.

For the six-month period, the health care holdings of the Mid Cap Fund underperformed primarily due to the perennial overweight in the equipment & supplies industry. For 2023, the Fund’s health care holdings modestly outperformed due to stock selection.

Edwards Life Sciences and Align Technologies were the largest detractors in the period. Shares of Edwards were pressured after it reiterated 2023 revenue growth and provided preliminary 2024 guidance that was slightly below consensus. We remain constructive on shares of Edwards given its leadership position in heart valves and strong pipeline that should sustain its growth and profitability. Shares of Align were pressured after

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

it missed third quarter consensus estimates and reduced its 2023 outlook due to macro pressures. Align is a leading orthodontic manufacturer of the Invisalign clear aligner system. We are confident Align will benefit from improving consumer sentiment and new product innovations, such as its 3D printed palate expander.

For 2023, Waters and Bio-Techne were the largest detractors as the life science tools industry faced significant headwinds from a sharp spending pullback in China, weak biotechnology funding, and pharma budget tightening. The long-term fundamentals remain intact for the life science tools industry and we used the pullback to increase several positions at attractive discounts to our Fair Value estimates.

Shares of Veeva Systems were down sharply after the company lowered its full-year guidance due to challenging macro conditions. Nonetheless, we believe our investment thesis remains intact: Veeva’s intellectual property, its expanding suite of solutions, and a growing set of global end markets position the company to deliver durable, profitable growth over the long term.

We also initiated positions in shares of Exact Sciences and Mettler-Toledo. Exact Sciences’ flagship product is Cologuard, which is a stool-based diagnostic used to detect colorectal cancer. Mettler is a global leader in the manufacture of weighing instruments and related services used in research and development, quality control and manufacturing processes. The company is best known for its high-quality, consistent financial performance and shareholder-friendly capital allocation policies.

We exited Bio-Rad, Abcam, and Integra LifeSciences. Bio-Rad was sold due to fundamental concerns regarding the succession plans for its Chairman and CEO. Abcam was sold after its announced acquisition by Danaher at $24 in cash per share, and we exited Integra over execution missteps and redeployed the capital into higher conviction holdings as the competition for capital remains high within this Fund.

CLOSING THOUGHTS

As we enter 2024, uncertainty reigns. Although financial conditions have improved recently, we still see tail risks related to the U.S. Government debt level relative to U.S. GDP (fiscal dominance), the domestic political landscape/upcoming Presidential election, tension with China regarding Taiwan, and the wars in Ukraine and Gaza including any domino effects.

Though monetary and fiscal policy have rewarded many leveraged, highly cyclical, and even speculative business models in recent years, we expect the shares of high-quality companies (the kind of companies our investment process identifies) that are under indexed to energy, labor, and capital; to win the coming decade on a real return basis as debt monetization is likely to erode the purchasing power of the U.S. Dollar relative to commodities and labor. At

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

the same time, as mentioned in the beginning of this letter, we have continued to high-grade the Funds’ holdings with a sharp focus on all-weather business models, high returns (gross profitability), pricing power, efficient capital allocation, as well as problem-solving companies and those that supply products or services that enjoy relatively inelastic demand. We strive to foster greater critical debate amongst the team. As well, to minimize the odds of snatching more big defeats from the jaws of victory, we plan to exercise more disciplined rebalancing of your capital away from skinny discounts toward greater value – without making the mistake of lowering our quality bias.

Sincerely yours,

Scott T. Brayman, CFA

Corey N. Bronner, CFA

Joseph M. Caligiuri, CFA

The above commentary represents management’s assessment of the Funds and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding the funds or any stock in particular, nor should it be construed as a recommendation to purchase or sell a security.

Holdings are subject to change. Current and future holdings are subject to risk.

Mutual fund investing involves risk, including possible loss of principal. There can be no assurance that the Funds will achieve their stated objectives. In addition to the normal risks associated with investing, investments in smaller companies typically exhibit higher volatility. Current and future holdings are subject to risk. Diversification does not protect against market loss. A company may reduce or eliminate its dividend, causing losses to the fund.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN STRATEGIC FOCUS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Performance for the periods ending December 31, 2023

Since Fund’s Inception†
12/31/2023 Net Performance	Cumulative*

Champlain Strategic Focus Fund (CIPTX)	13.50%

Russell Midcap Growth	13.67%

†	Champlain Strategic Focus Fund inception date: 10/16/23

*	Return is cumulative and has not been annualized.

As the inaugural letter for the Champlain Strategic Focus Fund, launched on October 16, 2023, we wanted to provide the background for this strategy and will refrain from commenting on performance given the short timeframe since the Fund’s inception. Since Champlain was founded in 2004, our disciplined investment process has been focused on identifying the reasonably valued, good-to-great companies in the most attractive industries for both our Small Cap and Mid Cap strategies. This has generated attractive long-term returns, especially when the volatility of returns is considered. Indeed, a key reason why we started a dedicated Mid Cap strategy was so we could keep exposure to the best companies that graduated out of our Small Cap strategy as well as gain new exposure to some of the high-quality mid cap companies that we may have missed as small caps.

In 2018, we thought an unusually high number of our mid cap companies had the potential to scale into much larger companies, and given our keen interest to maintain our exposure to these high-conviction long-term opportunities, we started a new strategy called Strategic Focus. We chose the word “strategic” as we planned to be somewhat more flexible with our valuation discipline as we have learned over the years that well-managed companies with meaningful market opportunities often outperform our expectations. We chose the word “focus” because we intend for the strategy to be fairly concentrated in the holdings that we sense present a special combination of a defensible business model, exceptional management, and large market opportunity with high potential for superior compounding of shareholder value over a multi-year period. With a longer-term investment horizon of 5-7 years, we will strive to minimize unnecessary capital gains taxes.

To keep our investment team focused, we decided to limit all new purchases to existing Champlain Mid Cap strategy holdings. This element brings alignment with our existing strategies and does not expand our focus outside of our core investment universe. Just as our Mid Cap strategy allows us to maintain exposure to high-confidence holdings as they outgrow the small cap universe, this strategy (and Fund) has the flexibility to maintain exposure beyond the mid cap market capitalization range.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN STRATEGIC FOCUS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

The Champlain Strategic Focus Fund intends to invest in a concentrated long-term, low-turnover portfolio that seeks to generate long-term capital gains for taxable investors. The Fund typically will own 15-30 holdings, and held 22 as of the end of 2023. Although the Fund is concentrated by design, the top five positions typically will not make up more than half of the total market value. In addition, a major sector generally will not represent more than 40% of the Fund. Cash is a by-product of the investment process and, under normal market conditions, will typically not exceed 15%.

At the end of the period, the three largest sectors of exposure were technology, health care, and industrials. Our technology team’s due diligence process – which focuses on a company’s technology, productization, and distribution – has proven to help identify companies that can scale into a leadership position. Advances in life science research (e.g., faster mapping of protein structures, improved data mining, gene editing, liquid biopsy, and mRNA vaccine technology) suggest our focus on providers of life science tools and consumables will likely remain helpful. As well, new materials, design and simulation software, algorithms, and rapid prototyping will enable the ongoing development of medical devices that effectively treat chronic health problems associated with aging or unlucky genetics. Our health care team’s focus on tests, devices, and other resources that improve outcomes and typically lower overall costs should serve this Fund relatively well if resources for health care become scarce. As for industrials, our bias for the problem-solvers and innovators who behave like “portfolio managers” with respect to capital allocation gives further exposure to other fast-growing industries and market opportunities including renewable energy, energy savings, automation, worker safety, patient safety, and quality control. Importantly, the management teams at this Fund’s industrials holdings understand and execute on LEAN principles which make the companies highly efficient with resources

As we enter 2024, uncertainty reigns. Although financial conditions have much improved recently, we still see tail risks related to the U.S. Government debt level relative to U.S. GDP (fiscal dominance), the domestic political landscape/upcoming Presidential election, tension with China regarding Taiwan, and the wars in Ukraine and Gaza including any domino effects.

Though monetary and fiscal policies have rewarded many leveraged and speculative business models in recent years, we expect shares of high-quality companies that are under-indexed to energy, labor, and capital to win the coming decade on a real return basis as debt monetization is likely to erode the purchasing power of the U.S. Dollar relative to commodities and labor. No doubt tail-risk type of events could cause meaningful spikes in volatility for equities, but we are reluctant to hold significant cash. That said, the optionality inherent in a small percentage of cash can potentially offset any opportunity costs, especially for a Fund that seeks to minimize the drag on performance from capital gains taxes.

15

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN STRATEGIC FOCUS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Due to survivor bias, our experience with management through exposure to our Mid Cap strategy, and the compelling historical and expected return and growth characteristics of the holdings; we believe that this Fund has unique potential for wealth creation on a real basis over the coming 7-10 years. While many of us at Champlain already have non-trivial exposure, we expect our capital commitments to this strategy to grow meaningfully in the coming years and with the launch of this Fund, are providing another avenue for those like-minded investors to invest alongside us.

Sincerely yours,

Scott T. Brayman, CFA

Corey N. Bronner, CFA

Joseph M. Caligiuri, CFA

The above commentary represents management’s assessment of the Funds and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding the funds or any stock in particular, nor should it be construed as a recommendation to purchase or sell a security.

Holdings are subject to change. Current and future holdings are subject to risk.

16

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS

DEFINITION OF THE COMPARATIVE INDICES

Beta measures the broad market’s overall volatility or risk.

Russell 2000 Index The Russell 2000 Index measures the performance of the small cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Russell Midcap Index The Russell Midcap Index measures the performance of the mid cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index representing approximately 31% of the total market capitalization of that index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.

Russell Midcap Growth Index The Russell Midcap® Growth Index measures the performance of the midcap growth segment of the US equity universe. It includes those Russell Midcap Index companies with relatively higher price-to-book ratios, higher Institutional Brokers’ Estimate System forecast medium term (2 year) growth and higher sales per share historical growth (5 years). The Russell Midcap® Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market.

17

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
SMALL COMPANY FUND
DECEMBER 31, 2023
(Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2023*
	One Year Return	Three Year Return	Five Year Return	Ten Year Return	Annualized Inception to Date
Advisor Shares**	14.00%	0.49%	9.50%	8.30%	9.61%
Institutional Shares†	14.28%	0.74%	9.78%	8.50%	9.72%
Russell 2000 Index	16.93%	2.22%	9.97%	7.16%	7.72%

*	If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.
**	The Fund’s Advisor Shares commenced operations on November 30, 2004.
†

The Fund’s Institutional Shares commenced operations on August 31, 2016. The performance information provided in the graph for periods prior to August 31, 2016 reflects the performance of the Advisor Shares of the Fund.

^	The graph is based on only the Advisor Shares.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains.

Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 17.

18

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
DECEMBER 31, 2023
(Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2023*
	One Year Return	Three Year Return	Five Year Return	Ten Year Return	Annualized Inception to Date
Advisor Shares** Institutional Shares† Russell MidCap Index	15.35%	1.84%	11.46%	10.60%	11.01%
	15.66%	2.11%	11.76%	10.88%	12.06%
	17.23%	5.92%	12.68%	9.42%	9.82%

*	If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.
**	The Fund’s Advisor Shares commenced operations on June 30, 2008.
†

The Fund’s Institutional Shares commenced operations on January 3, 2011. The performance information provided in the graph for periods prior to January 3, 2011 reflects the performance of the Advisor Shares of the Fund.

^	The Graph is based on only the Advisor Shares.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains.

Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 17.

19

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
STRATEGIC FOCUS
FUND
DECEMBER 31, 2023
(Unaudited)

Growth of a $10,000 Investment

AVERAGE TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2023*
Cumulative Inception to Date
Institutional Shares†	13.50%
Russell Midcap® Growth Index	13.67%

*	If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.
†	The Fund’s Institutional Shares commenced operations on October 16, 2023.
^	The Graph is based on only the Institutional Shares.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains.

Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 17.

20

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
SMALL COMPANY FUND
DECEMBER 31, 2023
(Unaudited)

TOP TEN COMMON STOCK HOLDINGS *

Pure Storage, Cl A	3.20%
RBC Bearings	2.50%
John Bean Technologies	2.38%
Freshworks, Cl A	2.36%
Nutanix, Cl A	2.33%
ESCO Technologies	2.25%
Inspire Medical Systems	2.24%
Smartsheet, Cl A	2.22%
Simply Good Foods	2.03%
Axonics	1.98%

*Percentages are based on total investments. Cash equivalents are not shown in the top ten chart.

21

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
DECEMBER 31, 2023
(Unaudited)

TOP TEN COMMON STOCK HOLDINGS *

AMETEK	3.55%
Fortive	3.33%
Okta, Cl A	3.20%
Zscaler	2.79%
Pure Storage, Cl A	2.70%
Everest Re Group	2.70%
Nordson	2.37%
Nutanix, Cl A	2.33%
Dexcom	2.31%
Waters	2.28%

*Percentages are based on total investments. Cash equivalents are not shown in the top ten chart.

22

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
STRATEGIC FOCUS FUND
DECEMBER 31, 2023
(Unaudited)

TOP TEN COMMON STOCK HOLDINGS *

Fortive	6.33%
Dexcom	5.85%
Mettler Toledo International	5.10%
Pure Storage, Cl A	5.08%
AMETEK	5.06%
IDEX	5.02%
Bio-Techne	4.84%
ServiceNow	4.75%
Rockwell Automation	4.70%
Waters	4.64%

*Percentages are based on total investments. Cash equivalents are not shown in the top ten chart.

23

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
SMALL COMPANY FUND
DECEMBER 31, 2023

SECTOR WEIGHTINGS (UNAUDITED)†:

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 97.9%

	Shares	Value
CONSUMER DISCRETIONARY — 7.2%
Bowlero, Cl A *	1,050,000	$14,868,000
European Wax Center, Cl A *	1,345,000	18,278,550
Leslie’s *	1,870,000	12,921,700
Ollie’s Bargain Outlet Holdings *	215,000	16,316,350
Planet Fitness, Cl A *	485,000	35,405,000
Sally Beauty Holdings *	1,605,000	21,314,400
Shake Shack, Cl A *	520,000	38,542,400
Wingstop	70,000	17,960,600

		175,607,000

CONSUMER STAPLES — 11.2%
Central Garden & Pet, Cl A *	755,000	33,250,200
Freshpet *	495,000	42,946,200
J&J Snack Foods	150,000	25,071,000
Lancaster Colony	250,000	41,597,500
MGP Ingredients	455,000	44,826,600
Simply Good Foods *	1,255,000	49,698,000
Utz Brands, Cl A	2,280,000	37,027,200

		274,416,700

FINANCIALS — 15.3%
AMERISAFE	305,000	14,267,900
BancFirst	230,000	22,385,900
BRP Group, Cl A *	1,450,000	34,829,000
Community Bank System	390,000	20,322,900
Cullen/Frost Bankers	390,000	42,311,100

The accompanying notes are an integral part of the financial statements.

24

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
SMALL COMPANY FUND
DECEMBER 31, 2023

COMMON STOCK — continued

	Shares	Value
FINANCIALS — continued
First Financial Bankshares	1,080,000	$32,724,000
German American Bancorp	575,000	18,635,750
Independent Bank	255,000	16,781,550
James River Group Holdings	580,000	5,359,200
Palomar Holdings *	530,000	29,415,000
Selective Insurance Group	435,000	43,273,800
ServisFirst Bancshares	440,000	29,317,200
Skyward Specialty Insurance Group *	580,000	19,650,400
Stock Yards Bancorp	465,000	23,942,850
WSFS Financial	465,000	21,357,450

		374,574,000

HEALTH CARE — 19.4%
AtriCure *	870,000	31,050,300
Axonics *	780,000	48,539,400
CONMED	390,000	42,708,900
Globus Medical, Cl A *	820,000	43,697,800
Inspire Medical Systems *	270,000	54,926,100
Integra LifeSciences Holdings *	990,000	43,114,500
iRhythm Technologies *	115,000	12,309,600
Neogen *	2,300,000	46,253,000
Omnicell *	610,000	22,954,300
Penumbra *	190,000	47,792,600
PROCEPT BioRobotics *	645,000	27,031,950
SI-BONE *	490,000	10,285,100
Tandem Diabetes Care *	625,000	18,487,500
Veracyte *	890,000	24,483,900

		473,634,950

INDUSTRIALS — 21.0%
Albany International, Cl A	430,000	42,234,600
Barnes Group	435,000	14,194,050
CSW Industrials	170,000	35,259,700
Enerpac Tool Group, Cl A	1,245,000	38,707,050
ESCO Technologies	470,000	55,004,100
Hayward Holdings *	2,535,000	34,476,000
John Bean Technologies	585,000	58,178,250
Montrose Environmental Group *	555,000	17,832,150
MSA Safety	275,000	46,428,250
RB Global	470,000	31,438,300
RBC Bearings *	215,000	61,251,350

The accompanying notes are an integral part of the financial statements.

25

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
SMALL COMPANY FUND
DECEMBER 31, 2023

COMMON STOCK — continued

	Shares	Value

INDUSTRIALS — continued
Standex International	250,000	$39,595,000
Transcat *	145,000	15,852,850
Xylem	205,000	23,443,800

		513,895,450

INFORMATION TECHNOLOGY — 19.9%
Asana, Cl A *	1,295,000	24,617,950
Box, Cl A *	1,390,000	35,597,900
Braze, Cl A *	800,000	42,504,000
CommVault Systems *	218,841	17,474,454
Freshworks, Cl A *	2,465,000	57,902,850
Novanta *	215,000	36,208,150
Nutanix, Cl A *	1,195,000	56,989,550
Pure Storage, Cl A *	2,200,000	78,452,000
Q2 Holdings *	675,000	29,301,750
Smartsheet, Cl A *	1,135,000	54,275,700
Tenable Holdings *	405,000	18,654,300
Workiva, Cl A *	345,000	35,027,850

		487,006,454

MATERIALS — 3.9%
Innospec	320,000	39,436,800
Sensient Technologies	545,000	35,970,000
TriMas	795,000	20,137,350

		95,544,150

TOTAL COMMON STOCK (Cost $1,878,799,097)		2,394,678,704

CASH EQUIVALENTS** — 2.2%
Fidelity Investments - Money Market Treasury Only, Cl I, 5.240%	20,000,000	20,000,000
Goldman Sachs Financial Square Treasury Instruments Fund, Institutional Shares, 5.212%	34,258,900	34,258,900

TOTAL CASH EQUIVALENTS (Cost $54,258,900)		54,258,900

TOTAL INVESTMENTS — 100.1% (Cost $1,933,057,997)		$2,448,937,604

The accompanying notes are an integral part of the financial statements.

26

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
SMALL COMPANY FUND
DECEMBER 31, 2023

Percentages are based on Net Assets of $2,447,273,677.

* Non-income producing security.

** Rate reported is the 7-day effective yield as of December 31, 2023.

Cl — Class

As of December 31, 2023, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. Generally Accepted Accounting Principles.

For more information on valuation inputs, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

27

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
DECEMBER 31, 2023

SECTOR WEIGHTINGS (UNAUDITED)†:

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 97.4%

	Shares	Value
CONSUMER DISCRETIONARY — 8.3%
Advance Auto Parts	755,000	$46,077,650
Bath & Body Works	2,370,000	102,289,200
Domino’s Pizza	75,000	30,917,250
Leslie’s *	5,045,500	34,864,405
Planet Fitness, Cl A *	1,135,000	82,855,000
Tractor Supply	355,000	76,335,650
Ulta Beauty *	180,000	88,198,200

		461,537,355

CONSUMER STAPLES — 11.4%
Brown-Forman, Cl B	1,740,000	99,354,000
Clorox	790,000	112,646,100
Freshpet *	1,265,000	109,751,400
Hormel Foods	2,485,000	79,793,350
JM Smucker	560,000	70,772,800
Lamb Weston Holdings	545,000	58,909,050
McCormick	1,515,000	103,656,300

		634,883,000

FINANCIALS — 13.5%
Arthur J Gallagher	315,000	70,837,200
Cullen/Frost Bankers	860,000	93,301,400
Everest Re Group	425,000	150,271,500
FactSet Research Systems	205,000	97,795,250
Kinsale Capital Group	75,000	25,118,250
Northern Trust	830,000	70,035,400
Ryan Specialty Holdings, Cl A *	1,900,000	81,738,000
Toast, Cl A *	4,510,000	82,352,600

The accompanying notes are an integral part of the financial statements.

28

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
DECEMBER 31, 2023

COMMON STOCK — continued

	Shares	Value
FINANCIALS — continued
Tradeweb Markets, Cl A	925,000	$84,064,000

		755,513,600

HEALTH CARE — 22.3%
Align Technology *	280,000	76,720,000
Bio-Techne	1,375,000	106,095,000
Cooper	220,000	83,256,800
DENTSPLY SIRONA	1,915,000	68,154,850
Dexcom *	1,035,000	128,433,150
Edwards Lifesciences *	1,420,000	108,275,000
Exact Sciences *	405,000	29,961,900
IDEXX Laboratories *	100,000	55,505,000
Mettler-Toledo International *	80,000	97,036,800
Repligen *	460,000	82,708,000
STERIS PLC	525,000	115,421,250
Veeva Systems, Cl A *	615,000	118,399,800
Waters *	385,000	126,753,550
West Pharmaceutical Services	130,000	45,775,600

		1,242,496,700

INDUSTRIALS — 18.4%
AMETEK	1,200,000	197,868,000
Axon Enterprise *	110,000	28,416,300
Fortive	2,520,000	185,547,600
Graco	855,000	74,179,800
IDEX	545,000	118,324,950
Nordson	500,000	132,080,000
Rockwell Automation	230,000	71,410,400
Toro	1,205,000	115,667,950
Xylem	880,000	100,636,800

		1,024,131,800

INFORMATION TECHNOLOGY — 23.5%
Akamai Technologies *	560,000	66,276,000
ANSYS *	190,500	69,128,640
Autodesk *	285,000	69,391,800
Keysight Technologies *	660,000	104,999,400
MongoDB, Cl A *	220,000	89,947,000
Nutanix, Cl A *	2,715,000	129,478,350
Okta, Cl A *	1,970,000	178,344,100
Palo Alto Networks *	300,000	88,464,000

The accompanying notes are an integral part of the financial statements.

29

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
DECEMBER 31, 2023

COMMON STOCK — continued

	Shares	Value
INFORMATION TECHNOLOGY — continued
Pure Storage, Cl A *	4,215,000	$150,306,900
Synopsys *	170,000	87,534,700
Workday, Cl A *	445,000	122,846,700
Zscaler *	700,000	155,092,000

		1,311,809,590

TOTAL COMMON STOCK (Cost $4,099,676,722)		5,430,372,045

CASH EQUIVALENTS** — 2.5%
Fidelity Investments - Money Market Treasury Only, Cl I, 5.240%	20,000,000	20,000,000
Goldman Sachs Financial Square Treasury Instruments Fund, Institutional Shares, 5.212%	118,075,156	118,075,156

TOTAL CASH EQUIVALENTS (Cost $138,075,156)		138,075,156

TOTAL INVESTMENTS — 99.9% (Cost $4,237,751,878)		$5,568,447,201

Percentages are based on Net Assets of $5,571,279,972.

* Non-income producing security.

** Rate reported is the 7-day effective yield as of December 31, 2023.

Cl — Class

PLC — Public Limited Company

As of December 31, 2023, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. Generally Accepted Accounting Principles.

For more information on valuation inputs, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

30

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
STRATEGIC FOCUS FUND
DECEMBER 31, 2023

SECTOR WEIGHTINGS (UNAUDITED)†:

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 95.8% #

	Shares	Value
CONSUMER DISCRETIONARY — 8.4%
Tractor Supply	475	$102,139
Ulta Beauty *	200	97,998

		200,137

CONSUMER STAPLES — 4.6%
Freshpet *	1,270	110,185

FINANCIALS — 5.4%
Everest Re Group	240	84,859
Tradeweb Markets, Cl A	480	43,623

		128,482

HEALTH CARE — 26.0%
Align Technology *	175	47,950
Bio-Techne	1,490	114,968
Dexcom *	1,120	138,981
Mettler Toledo International *	100	121,296
Veeva Systems, Cl A *	450	86,634
Waters *	335	110,292

		620,121

INDUSTRIALS — 21.1%
AMETEK	730	120,370
Fortive	2,045	150,573
IDEX	550	119,411
Rockwell Automation	360	111,773

		502,127

The accompanying notes are an integral part of the financial statements.

31

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
STRATEGIC FOCUS FUND
DECEMBER 31, 2023

COMMON STOCK — continued

	Shares	Value

INFORMATION TECHNOLOGY — 30.3%
Autodesk *	400	$97,392
Okta, Cl A *	1,195	108,182
Pure Storage, Cl A *	3,385	120,709
ServiceNow *	160	113,039
Synopsys *	190	97,833
Workday, Cl A *	320	88,339
Zscaler *	430	95,271

		720,765

TOTAL COMMON STOCK (Cost $2,013,701)		2,281,817

CASH EQUIVALENTS** — 4.0%
Fidelity Investments - Money Market Treasury Only, Cl I, 5.240%	95,684	95,684
Goldman Sachs Financial Square Treasury Instruments Fund, Institutional Shares, 5.212%	253	253

TOTAL CASH EQUIVALENTS (Cost $95,937)		95,937

TOTAL INVESTMENTS — 99.8% (Cost $2,109,638)		$2,377,754

Percentages are based on Net Assets of $2,381,859.

* Non-income producing security.

** Rate reported is the 7-day effective yield as of December 31, 2023.

# More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.

Cl — Class

As of December 31, 2023, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. Generally Accepted Accounting Principles.

For more information on valuation inputs, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

32

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2023

STATEMENTS OF ASSETS AND LIABILITIES

	Champlain Small Company Fund	Champlain Mid Cap Fund	Champlain Strategic Focus Fund
Assets:
Investments, at value (Cost $1,933,057,997, $4,237,751,878 and $2,109,638, respectively)	$2,448,937,604	$5,568,447,201	$2,377,754
Cash	48,480	–	–
Receivable for Capital Shares Sold	1,695,659	9,136,312	–
Receivable for Dividends	1,539,708	3,249,881	466
Reclaim Receivable	42,570	53,756	–
Deferred Offering Costs (Note 2)	–	–	51,601
Prepaid Expenses	44,898	61,111	923

Total Assets	2,452,308,919	5,580,948,261	2,430,744

Liabilities:
Payable for Capital Shares Redeemed	1,972,262	4,444,980	–
Payable due to Investment Adviser	1,656,030	3,242,645	37,067
Payable for Investment Securities Purchased	556,782	729,923	–
Payable due to Transfer Agent	477,879	637,358	4,886
Payable due to Distributor — Advisor Shares	133,636	68,918	–
Payable due to Administrator	126,457	284,679	121
Payable due to Printing Fees	42,113	89,695	5,002
Line of Credit Interest Payable	1,000	1,000	1,000
Payable due to Trustees	986	2,191	1
Chief Compliance Officer Fees Payable	601	1,336	1
Other Accrued Expenses	67,496	165,564	807

Total Liabilities	5,035,242	9,668,289	48,885

Commitments and Contingencies‡
Net Assets	$2,447,273,677	$5,571,279,972	$2,381,859

NET ASSETS CONSIST OF:
Paid-in Capital	$1,973,807,671	$4,220,423,379	$2,097,194
Total Distributable Earnings	473,466,006	1,350,856,593	284,665

Net Assets	$2,447,273,677	$5,571,279,972	$2,381,859

ADVISOR SHARES:
Net Assets	$362,889,174	$230,132,236	–
Shares Issued and Outstanding (unlimited authorization — no par value)	17,437,612	9,904,864	–
Net Asset Value, Offering and Redemption Price Per Share	$20.81	$23.23	–

INSTITUTIONAL SHARES:
Net Assets	$2,084,384,503	$5,341,147,736	$2,381,859
Shares Issued and Outstanding (unlimited authorization — no par value)	97,797,529	221,380,634	209,936
Net Asset Value, Offering and Redemption Price Per Share	$21.31	$24.13	$11.35

Amounts designated as “—” are $0.

N/A - Not Applicable

 ‡ See Note 5 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

33

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
YEAR OR PERIOD ENDED
DECEMBER 31, 2023

STATEMENTS OF OPERATIONS

	Champlain Small Company Fund	Champlain Mid Cap Fund		Champlain Strategic Focus Fund(2)
Investment Income
Dividends	$19,906,023	$46,416,381		$3,262
Less: Foreign Taxes Withheld	(238,545)	—		—

Total Investment Income	19,667,478	46,416,381		3,262

Expenses
Investment Advisory Fees	20,089,494	37,191,281		3,548
Administration Fees	1,535,529	3,267,521		275
Distribution Fees — Advisor Shares	887,003	568,514		—
Trustees’ Fees	15,857	23,596		7,297
Chief Compliance Officer Fees	4,138	4,826		1
Transfer Agent Fees	2,904,030	3,083,906		8,292
Printing Fees	159,573	326,878		4,937
Custodian Fees	109,726	178,385		512
Registration Fees	69,601	107,425		84
Professional Fees	67,583	118,755		26
Offering Costs	—	—		12,143
Insurance and Other Expenses	39,782	76,640		1,995

Total Expenses	25,882,316	44,947,727		39,110

Less: Advisory Fees Waived	—	—		(3,548)

Less: Reimbursement from Advisor (Note 5)	—	—		(31,792)

Net Expenses	25,882,316	44,947,727		3,770

Net Investment Income (Loss)	(6,214,838)	1,468,654		(508)

Net Realized Gain (Loss) on Investments	172,255,934	(1,424,706)	(1)	17,057
Net Change in Unrealized Appreciation (Depreciation) on Investments	156,206,546	791,951,864		268,116

Net Realized and Unrealized Gain (Loss)	328,462,480	790,527,158		285,173

Net Increase in Net Assets Resulting from Operations	$322,247,642	$791,995,812		$284,665

Amounts designated as “—” are $0.

(1) Includes realized losses of $33,711,717 due to in-kind redemptions. (See Note 13 in the Notes to Financial Statements.)

(2) Commenced operations on October 16, 2023.

The accompanying notes are an integral part of the financial statements.

34

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations:
Net Investment Loss	$(6,214,838)	$(9,062,902)
Net Realized Gain (Loss)	172,255,934	(54,285,860)
Net Change in Unrealized Appreciation (Depreciation)	156,206,546	(722,101,060)

Net Increase (Decrease) in Net Assets Resulting from Operations	322,247,642	(785,449,822)

Distributions:
Advisor Shares	(22,109,490)	(1,269,703)
Institutional Shares	(124,344,724)	(7,564,848)

Total Distributions	(146,454,214)	(8,834,551)

Return of Capital:
Advisor Shares	—	(497)
Institutional Shares	—	(2,960)

Total Return of Capital	—	(3,457)

Capital Share Transactions:(1)
Advisor Shares:
Issued	16,207,707	37,675,722
Reinvestment of Distributions	21,809,033	1,252,274
Redeemed	(54,090,210)	(62,976,848)

Decrease from Advisor Shares Capital Share Transactions	(16,073,470)	(24,048,852)

Institutional Shares:
Issued	229,904,879	431,315,510
Reinvestment of Distributions	121,873,946	7,456,517
Redeemed	(596,643,638)	(1,012,441,996)

Decrease from Institutional Shares Capital Share Transactions	(244,864,813)	(573,669,969)

Net (Decrease) in Net Assets from Capital Share Transactions	(260,938,283)	(597,718,821)

Total (Decrease) in Net Assets	(85,144,855)	(1,392,006,651)

Net Assets:
Beginning of Year	2,532,418,532	3,924,425,183

End of Year	$2,447,273,677	$2,532,418,532

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

Amounts designated as “-” are $0.

The accompanying notes are an integral part of the financial statements.

35

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN MID
CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023		Year Ended December 31, 2022
Operations:
Net Investment Income (Loss)	$1,468,654		$(4,006,148)
Net Realized Gain (Loss)	(1,424,706)		29,810,654
Net Change in Unrealized Appreciation (Depreciation)	791,951,864	(1)	(2,007,176,785)

Net Increase (Decrease) in Net Assets Resulting from Operations	791,995,812		(1,981,372,279)

Distributions:
Advisor Shares	(691,918)		(3,312,950)
Institutional Shares	(16,816,089)		(70,026,441)

Total Distributions	(17,508,007)		(73,339,391)

Capital Share Transactions:(2)
Advisor Shares:
Issued	31,250,253		46,901,809
Reinvestment of Distributions	675,693		3,240,501
Redeemed	(59,421,979)	(3)	(83,559,882)

Decrease from Advisor Shares Capital Share Transactions	(27,496,033)		(33,417,572)

Institutional Shares:
Issued	973,497,598		1,480,322,911
Reinvestment of Distributions	12,962,868		54,985,986
Redeemed	(1,476,332,018)		(1,569,601,966)

Decrease from Institutional Shares Capital Share Transactions	(489,871,552)		(34,293,069)

Net (Decrease) in Net Assets from Capital Share Transactions	(517,367,585)		(67,710,641)

Total Increase (Decrease) in Net Assets	257,120,220		(2,122,422,311)

Net Assets:
Beginning of Year	5,314,159,752		7,436,582,063

End of Year	$5,571,279,972		$5,314,159,752

(1)	Includes realized losses due to in-kind redemptions. (See Note 13 in the Notes to Financial Statements.)
(2)	For share transactions, see Note 6 in the Notes to Financial Statements.
(3)	Includes redemptions as a result of in-kind redemptions. (See Note 13 in the Notes to Financial Statements.)

The accompanying notes are an integral part of the financial statements.

36

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
STRATEGIC FOCUS
FUND

STATEMENTS OF CHANGES IN NET ASSETS

Period Ended December 31, 2023(1)
Operations:
Net Investment Loss	$(508)
Net Realized Gain (Loss)	17,057
Net Unrealized Appreciation (Depreciation)	268,116

Net Increase in Net Assets Resulting from Operations	284,665

Capital Share Transactions:(2)
Institutional Shares:
Issued	2,097,344
Redeemed	(150)

Increase from Institutional Shares Capital Share Transactions	2,097,194

Net Increase in Net Assets from Capital Share Transactions	2,097,194

Total Increase in Net Assets	2,381,859

Net Assets:
Beginning of Period	—

End of Period	$2,381,859

(1)	Commenced operations on October 16, 2023.
(2)	For share transactions, see Note 6 in the Notes to Financial Statements.

Amounts designated as “-” are $0.

The accompanying notes are an integral part of the financial statements.

37

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year/Period

	Advisor Shares

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Period Ended December 31, 2020(1)		Year Ended July 31, 2020	Year Ended July 31, 2019
Net Asset Value, Beginning of Year/Period	$ 19.44	$ 24.64	$ 22.93	$ 19.10		$ 20.36	$ 22.83

Income (Loss) from Operations:
Net Investment Loss(2)	(0.09)	(0.11)	(0.18)	(0.03)		(0.07)	(0.06)
Net Realized and Unrealized Gain (Loss)	2.79	(5.02)	2.99	5.26		0.37	(0.16)

Total from Operations	2.70	(5.13)	2.81	5.23		0.30	(0.22)

Dividends and Distributions from:
Net Investment Income	—	—	—	—		—	—
Net Realized Gains	(1.33)	(0.07)	(1.10)	(1.40)		(1.56)	(2.25)

Total Dividends and Distributions	(1.33)	(0.07)	(1.10)	(1.40)		(1.56)	(2.25)

Return of Capital	—	—^	—	—		—	—

Net Asset Value, End of Year/Period	$ 20.81	$ 19.44	$ 24.64	$ 22.93		$ 19.10	$ 20.36

Total Return †	14.00%	(20.82)%	12.42%	27.58%	**	1.31%	1.31%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$362,889	$354,487	$480,911	$460,617		$377,853	$542,733
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	1.26%	1.27%	1.26%	1.27%*		1.26%	1.24%(3)
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.26%	1.27%	1.26%	1.27%*		1.26%	1.23%
Ratio of Net Investment Loss to Average Net Assets	(0.46)%	(0.53)%	(0.71)%	(0.37)%*		(0.39)%	(0.28)%
Portfolio Turnover Rate	41%	24%	22%	16%**		30%	30%

*	Annualized.
**	Portfolio turnover and total return is for the period indicated and has not been annualized.
^	Amount represents less than $(0.005).
†	Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares.
(1)

For the period August 1, 2020 to December 31, 2020. Effective August 19, 2020, the Champlain Small Company Fund changed its fiscal year end to December 31st (see Note 1 in the Notes to Financial Statements).

(2)	Per share amounts calculated using average shares method.
(3)	Ratio includes previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

38

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year/Period

	Institutional Shares

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Period Ended December 31, 2020(1)	Year Ended July 31, 2020	Year Ended July 31, 2019
Net Asset Value, Beginning of Year/Period	$ 19.83	$ 25.07	$ 23.25	$ 19.33	$ 20.54	$ 22.96

Income (Loss) from Operations:
Net Investment Loss(2)	(0.04)	(0.06)	(0.11)	(0.01)	(0.03)	(0.01)
Net Realized and Unrealized Gain (Loss)	2.85	(5.11)	3.03	5.33	0.38	(0.16)

Total from Operations	2.81	(5.17)	2.92	5.32	0.35	(0.17)

Dividends and Distributions from:
Net Investment Income	—	—	—	—	—	—
Net Realized Gains	(1.33)	(0.07)	(1.10)	(1.40)	(1.56)	(2.25)

Total Dividends and Distributions	(1.33)	(0.07)	(1.10)	(1.40)	(1.56)	(2.25)

Return of Capital	—	—^	—	—	—	—

Net Asset Value, End of Year/Period	$ 21.31	$ 19.83	$ 25.07	$ 23.25	$ 19.33	$ 20.54

Total Return †	14.28%	(20.62)%	12.72%	27.71%**	1.55%	1.54%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$2,084,385	$2,177,932	$3,443,514	$2,687,745	$1,755,279	$1,416,705
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	1.01%	1.02%	1.01%	1.02%*	1.02%	0.99%(3)
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.01%	1.02%	1.01%	1.02%*	1.02%	0.98%
Ratio of Net Investment Loss to Average Net Assets	(0.22)%	(0.28)%	(0.45)%	(0.11)%*	(0.16)%	(0.05)%
Portfolio Turnover Rate	41%	24%	22%	16%**	30%	30%

*	Annualized.
**	Portfolio turnover and total return is for the period indicated and has not been annualized.
†	Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares.
^	Amount represents less than $(0.005).
(1)

For the period August 1, 2020 to December 31, 2020. Effective August 19, 2020, the Champlain Small Company Fund changed its fiscal year end to December 31st (see Note 1 in the Notes to Financial Statements).

(2)	Per share amounts calculated using average shares method.
(3)	Ratio includes previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

39

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year/Period

	Advisor Shares

	Year Ended December 31, 2023		Year Ended December 31, 2022	Year Ended December 31, 2021	Period Ended December 31, 2020(1)	Year Ended July 31, 2020	Year Ended July 31, 2019
Net Asset Value, Beginning of Year/Period	$ 20.20		$ 27.88	$ 24.76	$ 21.58	$ 20.17	$ 18.88

Income (Loss) from Operations:
Net Investment Loss(2)	(0.05	)(3)	(0.07)	(0.12)	(0.03)	(0.03)	(0.03)
Net Realized and Unrealized Gain (Loss)	3.15		(7.32)	6.09	4.35	2.26	2.43

Total from Operations	3.10		(7.39)	5.97	4.32	2.23	2.40

Dividends and Distributions from:
Net Investment Income	—		—	—	—	—	—
Net Realized Gains	(0.07)		(0.29)	(2.85)	(1.14)	(0.82)	(1.11)

Total Dividends and Distributions	(0.07)		(0.29)	(2.85)	(1.14)	(0.82)	(1.11)

Net Asset Value, End of Year/Period	$ 23.23		$ 20.20	$ 27.88	$ 24.76	$ 21.58	$ 20.17

Total Return †	15.35%		(26.51)%	24.60%	20.16%**	11.36%	14.15%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$230,132		$226,276	$353,725	$307,621	$266,939	$867,332
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	1.09%		1.10%	1.09%	1.09%*	1.11%	1.12%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.09%		1.10%	1.09%	1.09%*	1.11%	1.12%
Ratio of Net Investment Loss to Average Net Assets	(0.21)%		(0.31)%	(0.44)%	(0.35)%*	(0.14)%	(0.16)%
Portfolio Turnover Rate	29%		25%	32%	16%**	36%	19%

*	Annualized.
**	Portfolio turnover and total return is for the period indicated and has not been annualized.
†	Total return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)

For the period August 1, 2020 to December 31, 2020. Effective August 19, 2020, the Champlain Mid Cap Fund changed its fiscal year end to December 31st (see Note 1 in the Notes to Financial Statements).

(2)	Per share amounts calculated using average shares method.
(3)

Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for that period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

40

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year/Period

	Institutional Shares

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Period Ended December 31, 2020(1)	Year Ended July 31, 2020	Year Ended July 31, 2019
Net Asset Value, Beginning of Year/Period	$ 20.93	$ 28.79	$ 25.43	$ 22.12	$ 20.60	$ 19.21

Income (Loss) from Operations:
Net Investment Income (Loss)(2)	0.01	(0.01)	(0.05)	(0.01)	—^	0.02
Net Realized and Unrealized Gain (Loss)	3.27	(7.56)	6.26	4.46	2.35	2.48

Total from Operations	3.28	(7.57)	6.21	4.45	2.35	2.50

Dividends and Distributions from:
Net Investment Income	(0.01)	—	—	—	(0.01)	—
Net Realized Gains	(0.07)	(0.29)	(2.85)	(1.14)	(0.82)	(1.11)

Total Dividends and Distributions	(0.08)	(0.29)	(2.85)	(1.14)	(0.83)	(1.11)

Net Asset Value, End of Year/Period	$ 24.13	$ 20.93	$ 28.79	$ 25.43	$ 22.12	$ 20.60

Total Return †	15.66%	(26.30)%	24.90%	20.25%**	11.70%	14.43%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$5,341,148	$5,087,884	$7,082,857	$5,396,729	$4,270,561	$2,749,406
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	0.84%	0.85%	0.84%	0.84%*	0.86%	0.87%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	0.84%	0.85%	0.84%	0.84%*	0.86%	0.87%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.04%	(0.06)%	(0.19)%	(0.10)%*	(0.01)%	0.10%
Portfolio Turnover Rate	29%	25%	32%	16%**	36%	19%

*	Annualized.
**	Portfolio turnover and total return is for the period indicated and has not been annualized.
†	Total return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
^	Amounts less than $0.005.
(1)

For the period August 1, 2020 to December 31, 2020. Effective August 19, 2020, the Champlain Mid Cap Fund changed its fiscal year end to December 31st (see Note 1 in the Notes to Financial Statements).

(2)	Per share amounts calculated using average shares method.
Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

41

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
STRATEGIC
FOCUS FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Period

	Institutional Shares
	Period Ended December 31, 2023(1)
Net Asset Value, Beginning of Period	$ 10.00

Income (Loss) from Operations:
Net Investment Income(2)	—
Net Realized and Unrealized Gain	1.35

Total from Operations	1.35

Net Asset Value, End of Period	$ 11.35

Total Return †	13.50%	**

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$2,382
Ratio of Expenses to Average Net Assets(including waivers and reimbursements)	0.85%*
Ratio of Expenses to Average Net Assets (excluding waivers and reimbursements)	8.82%*
Ratio of Net Investment Loss to Average Net Assets	(0.11)%*
Portfolio Turnover Rate	6.30%**

*	Annualized.
**	Total return and portfolio turnover rate is for the period indicated and has not been annualized.
†

Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Institutional Shares commenced operations on October 16, 2023.
(2)	Per share amounts calculated using average shares method.
Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

42

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2023

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with nine funds. The financial statements herein are those of the Champlain Small Company Fund (the “Small Company Fund”), Champlain Mid Cap Fund (the “Mid Cap Fund”), and Champlain Strategic Focus Fund (the “Strategic Focus Fund”) (each a “Fund” and collectively, the “Funds”). The investment objective of the Funds is capital appreciation. Each of the Champlain Funds is classified as a “diversified” investment company under the 1940 Act. The Small Company Fund invests in small companies with market capitalization of less than $2.5 billion, Mid Cap Fund invests primarily (at least 80% of its net assets) in medium-sized companies with market capitalization of less than $15 billion, and the Strategic Focus Fund primarily in securities of medium – to large-sized companies. The financial statements of the remaining funds within the Trust are presented separately. The assets of each Fund of the Trust are segregated, and a shareholder’s interest is limited to the fund in which shares are held. The Funds currently offer Advisor Shares and Institutional Shares. The Small Company Fund, Mid Cap Fund, and Strategic Focus Fund, commenced operations on August 31, 2016, January 3, 2011, and October 16, 2023, respectively.

Effective August 19, 2020, the Small Company Fund and the Mid Cap Fund changed their fiscal year end to December 31.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements. The Funds are investment companies that applies the accounting and reporting guidance issues in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

43

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2023

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Investment companies are valued at Net Asset Value.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures (the “Fair Value Procedures”) established by the Adviser and approved by the Trust’s Board of Trustees (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Champlain Investment Partners, LLC (the “Adviser”) as the “valuation designee” to determine the fair value of securities and other instruments for which no readily available market quotations are available. The Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) of the Adviser.

Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•	Level 2 – Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and other significant

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
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observable inputs (includes quoted prices for similar securities, interest rates, prepayment spreads, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

•	Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For details of investment classifications, reference the Schedules of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of their taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year or period ended December 31, 2023, the Funds did not have liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended or period ended December 31, 2023, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on the trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
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Classes — Class specific expenses, such as distribution fees, are borne by that class of shares. Income, realized and change in unrealized gains/losses and non-class specific expenses are allocated to the respective class on the basis of relative net assets.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid annually by the Funds. Any net realized capital gains are distributed to shareholders at least annually.

Deferred Offering Costs — Offering costs, including costs of printing initial prospectus, legal and registration fees, are amortized over twelve-months from inception of the Fund. As of December 31, 2023, the remaining amount still to be amortized for the Strategic Focus Fund was $51,601 on the Statements of Assets and Liabilities.

3. TRANSACTIONS WITH AFFILIATES:

Certain officers and a trustee of the Trust are also officers of the Administrator, a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers and the trustee are paid no fees by the Trust for serving as officers and trustee of the Trust.

The services provided by the Chief Compliance Officer (“CCO”) and his staff, who are the employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisers and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4.	ADMINISTRATION, DISTRIBUTION, TRANSFER AGENT AND CUSTODIAN AGREEMENTS:

The Funds and the Administrator are parties to an Administration Agreement, under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended or period ended December 31, 2023, the Small Company Fund, Mid Cap Fund, and Strategic Focus Fund were charged $1,535,529, $3,267,521, and $275 for these services, respectively.

The Funds have adopted a Distribution Plan (the “Plan”) for the Advisor Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may

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receive up to 0.25% of the Funds’ average net assets attributable to the Advisor Shares as compensation for distribution services.

SS&C Global Investor & Distribution Solutions, Inc. serves as the Transfer Agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

5. INVESTMENT ADVISORY AGREEMENT:

The Adviser serves as the investment adviser to the Funds. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates base on the average daily net assets of each fund:

Fund	Advisory Fee
Small Company Fund	0.90% on the first $250 million in assets; 0.80% on assets over $250 million
Mid Cap Fund	0.80% on the first $250 million in assets; 0.70% on assets over $250 million
Strategic Focus Fund	0.80% on the first $250 million in assets; 0.70% on assets over $250 million

The Adviser has contractually agreed to limit the total expenses of the Small Company Fund – Advisor Shares, Small Company Fund – Institutional Shares, Mid Cap Fund – Advisor Shares, Mid Cap Fund – Institutional Shares, Strategic Focus Fund Advisor Shares, and Strategic Focus Fund – Institutional Shares (excluding interest, taxes, brokerage commissions, acquired fund fees and extraordinary expenses) to 1.30%, 1.05%, 1.20%, 0.95%, 1.10%, and 0.85% of the Funds’ respective average daily net assets through April 30, 2025, respectively. To maintain these expense limitations, the Adviser may waive a portion of its advisory fee and/or reimburse certain expenses of the Funds. If at any point it becomes unnecessary for the Adviser, Administrator, or shareholder service agent to make expense limitation reimbursements, the Adviser may retain the difference between the “Total Annual Fund Operating Expenses” and the aforementioned expense limitations to recapture all or a portion of its prior expense limitation reimbursements made during the preceding three year period. As of December 31, 2023, the Funds did not recapture previously waived fees.

As of December 31, 2023, fees previously waived and reimbursed by the Adviser which may be subject to possible future reimbursement are as follows:

Subject to Repayment until December 31:	Champlain Strategic Focus Fund
2024	N/A
2025	N/A
2026	$ 35,660

$ 35,660

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2023

6. SHARE TRANSACTIONS:

Champlain Small Company Fund	Year Ended December 31, 2023	Year Ended December 31, 2022
Advisor Shares
Issued	787,716	1,827,002
Reinvestment of Distributions	1,065,414	64,417
Redeemed	(2,652,239)	(3,174,417)

Net Advisor Shares Capital Share Transactions	(799,109)	(1,282,998)

Institutional Shares
Issued	11,074,199	20,782,645
Reinvestment of Distributions	5,811,824	376,022
Redeemed	(28,927,133)	(48,691,401)

Net Institutional Shares Capital Share Transactions	(12,041,110)	(27,532,734)

Net Decrease in Shares Outstanding	(12,840,219)	(28,815,732)

Champlain Mid Cap Fund	Year Ended December 31, 2023	Year Ended December 31, 2022
Advisor Shares
Issued	1,449,518	2,216,093
Reinvestment of Distributions	29,571	159,473
Redeemed	(2,774,991)	(3,863,988)

Net Advisor Shares Capital Share Transactions	(1,295,902)	(1,488,422)

Institutional Shares
Issued	44,076,977	65,065,160
Reinvestment of Distributions	545,345	2,613,402
Redeemed	(66,354,629)	(70,564,836)

Net Institutional Shares Capital Share Transactions	(21,732,307)	(2,886,274)

Net Decrease in Shares Outstanding	(23,028,209)	(4,374,696)

Champlain Strategic Focus Fund	Period Ended December 31, 2023(1)
Institutional Shares
Issued	209,949
Redeemed	(13)

Net Institutional Shares Capital Share Transactions	209,936

Net Increase in Shares Outstanding	209,936

(1)	Commenced operations on October 16, 2023.

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DECEMBER 31, 2023

7. INVESTMENT TRANSACTIONS:

For the year ended or period ended December 31, 2023, the purchases and sales of investment securities other than in-kind transactions, long-term U.S. Government and short-term investments were:

	Purchases	Sales
Small Company Fund	$974,782,322	$1,359,329,400
Mid Cap Fund	1,476,259,893	1,693,422,173
Strategic Focus Fund	2,125,832	129,186

There were no purchases or sales of long-term U.S. Government securities for any of the Funds.

8. FEDERAL TAX INFORMATION:

The amount and character of income and capital gain distributions, if any, to be paid, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to distributable earnings or paid-in capital, as appropriate, in the period that the differences arise.

The permanent differences primarily consist of net investment losses offset to short term gains. The permanent difference that is credited or charged to Paid-in Capital and Distributable Earnings as of December 31, 2023 is primarily related to deemed distribution due to Shareholder redemptions, net operating losses and tax treatment of gain/(losses) from securities redeemed in-kind:

	Increase (Decrease) Distributable Earnings (Loss)	Increase (Decrease) Paid in Capital
Small Company Fund	$2,802,742	$(2,802,742)
Mid Cap Fund	33,422,957	(33,422,957)

These reclassifications had no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the fiscal years ended December 31, 2023 and December 31, 2022 were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Small Company Fund
2023	$—	$146,454,214	$—	$146,454,214
2022	6,153,193	2,681,358	3,457	8,838,008

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
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	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Mid Cap Fund
2023	$1,395,198	$16,112,809	$—	$17,508,007
2022	13,219,653	60,119,738	—	73,339,391
Strategic Focus Fund
2023	$ —	$ —	$—	$ —
Amounts designated as “—” are $0.

For tax purposes, short term gains are considered ordinary income.

As of December 31, 2023, the components of Distributable Earnings on a tax basis were as follows:

	Small Company Fund	Mid Cap Fund	Strategic Focus Fund
Undistributed Ordinary Income	$—	$69,352	$16,549
Undistributed Long-Term Capital Gain	—	32,028,238	—
Post-October losses	(24,678,080)	—	—
Unrealized Appreciation	498,144,079	1,318,759,006	268,116
Other Temporary Differences	8	(3)	—

Total Distributable Earnings	$473,466,007	$1,350,856,593	$284,665

Post October losses represent losses realized on investment transactions from November 1, 2023 through December 31, 2023 that, in accordance with Federal income tax regulations, the Funds may defer and treat as having arisen in the following fiscal year.

During the year ended December 31, 2023, the Small Company Fund utilized short-term capital loss carryforwards to offset capital gains in the amount of $34,274,076.

For Federal income tax purposes, the cost of securities owned at December 31, 2023 and net realized gains or losses on securities sold for the period were different from the amounts reported for financial reporting purposes. These differences were primarily due to wash sales, which cannot be used for Federal income tax purposes in the current period and have been deferred for use in future years.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at December 31, 2023 were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Small Company Fund	$1,950,793,526	$621,365,780	$(123,221,702)	$498,144,078
Mid Cap Fund	4,249,688,197	1,575,984,634	(257,225,630)	1,318,759,004
Strategic Focus Fund	2,109,638	288,527	(20,411)	268,116

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DECEMBER 31, 2023

9. CONCENTRATION OF RISKS:

As with investing in all mutual funds, investing in the Funds involves risk, and there is no guarantee that the Funds will achieve their investment goals. You could lose money on your investment in a Fund, just as you could with other investments. As described in each Fund’s Prospectus, the Funds are subject to the following risks noted below, any of which may adversely affect the Fund’s net asset value and ability to meet its investment objective:

MARKET RISK (Each Fund) – The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

ACTIVE MANAGEMENT RISK (Each Fund) – The Fund is subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

EQUITY RISK (Each Fund) – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

SMALL-CAPITALIZATION COMPANY RISK (Small Company Fund & Strategic Focus Fund) – The Fund is also subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. The small-capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

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DECEMBER 31, 2023

MID-CAPITALIZATION COMPANY RISK (Mid Cap Fund and Strategic Focus Fund) – The Fund is also subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. The medium-sized companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these medium-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

NEW FUND RISK (Strategic Focus Fund) – Because the Fund is new, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

Large-Capitalization Company Risk (Strategic Focus Fund) – The large-capitalization companies in which the Fund invests may not respond as quickly as smaller companies to competitive challenges, the growth rates of investments in these large-sized companies may lag the growth rates of well-managed smaller companies during strong economic periods.

Growth Investment Style Risk (Strategic Focus Fund) – An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. In addition, growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

Non-Diversification Risk (Strategic Focus Fund) – The Fund is non-diversified, meaning that it may invest a large percentage of its assets in a single issuer or a relatively small number of issuers. Because the Fund is non-diversified, it may be more susceptible to a single adverse economic or political occurrence affecting one or more of the issuers, and may experience increased volatility due to its investments in those securities. However, the Fund intends to satisfy the diversification requirements for classification as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

10. CONCENTRATION OF SHAREHOLDERS:

At December 31, 2023, 90% of the total shares outstanding of the Small Company Fund Advisor Shares were held by two shareholders, 79% of the total shares outstanding of the

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DECEMBER 31, 2023

Small Company Fund Institutional Shares were held by two shareholders; 67% of the total shares outstanding of the Mid Cap Fund Advisor Shares were held by two shareholders, 34% of the total shares outstanding of the Mid Cap Fund Institutional Shares were held by three shareholders; 40% of the total shares outstanding of Strategic Focus Fund Institutional Shares were held by two shareholders.

11. INDEMNIFICATIONS:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

12. LINE OF CREDIT:

The Small Company Fund and Mid Cap Fund have entered into an umbrella loan agreement with the Custodian which enables the Funds to participate in a single $250 million uncommitted, senior secured line of credit, with an expiration date of March 12, 2024.

The proceeds from the borrowings shall be used to provide temporary liquidity to the Funds as necessary in order to meet redemption needs. Interest is charged to the Funds based on the outstanding principal balance of the borrowings at an annual rate equal to the Custodian’s then current prime-lending rate. These fees are included as “Other Expenses” on the Statements of Operations. As of the year ended December 31, 2023, there were no borrowings outstanding.

13. IN-KIND TRANSFER OF SECURITIES:

During the year ended December 31, 2023, the Mid Cap Fund redeemed shares of beneficial interest in exchange for cash securities. The securities were transferred at their current value on the date of the transaction.

Transaction Date	Shares Redeemed	Value	Cash	Realized Gain
February 1, 2023	15,920,524	$357,529,312	$4,662,602	$(33,711,717)

14. SUBSEQUENT EVENTS:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2023

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Champlain Small Company Fund, Champlain Mid Cap Fund and Champlain Strategic Focus Fund and the Board of Trustees of The Advisors’ Inner Circle Fund II

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Champlain Small Company Fund, Champlain Mid Cap Fund and Champlain Strategic Focus Fund (collectively referred to as the “Funds”), (three of the funds constituting The Advisors’ Inner Circle Fund II (the “Trust”)), including the schedules of investments, as of December 31, 2023, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (three of the funds constituting The Advisors’ Inner Circle Fund II) at December 31, 2023, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting The Advisors’ Inner Circle Fund II	Statement of operations	Statements of changes in net assets	Financial highlights
Champlain Small Company Fund Champlain Mid Cap Fund	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the three years in the period ended December 31, 2023, for the period from August 1, 2020 through December 31, 2020, and for each of the two years in the period ended July 31, 2020
Champlain Strategic Focus Fund	For the period from October 16, 2023 (commencement of operations) through December 31, 2023

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2023

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Champlain Investment Partners, LLC investment companies since 2005.

Philadelphia, Pennsylvania

February 29, 2024

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2023

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. SEI Investments Company, One Freedom Valley Drive, Oaks Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Klauder are Trustees who may be deemed to be “interested” persons of the Trust as that

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupation(s) in the Past Five Years
INTERESTED TRUSTEES 2 3
ROBERT NESHER (Born: 1946)	Chairman of the Board of Trustees (since 1991)

SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. Vice Chairman of Winton Series Trust to 2017. Vice Chairman of Winton Diversified Opportunities Fund (closed-end investment company), The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust to 2018.

N. JEFFREY KLAUDER (Born: 1952)	Trustee (since 2018)	Senior Advisor of SEI Investments since 2018. Executive Vice President and General Counsel of SEI Investments, 2004 to 2018.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
3	Trustees oversee 9 funds in The Advisors’ Inner Circle Fund II.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
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term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-773-3238. The following chart lists Trustees and Officers as of December 31, 2023.

Other Directorships Held in the Past Five Years[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, Frost Family of Funds, Catholic Responsible Investments Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Trustee of The KP Funds to 2022.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and Catholic Responsible Investments Funds. Director of SEI Private Trust Company, SEI Global Fund Services Ltd., SEI Investments Global Limited, SEI Global Master Fund, SEI Global Investments Fund, SEI Global Assets Fund and SEI Investments - Guernsey Limited.

Former Directorships: Trustee of SEI Investments Management Corporation, SEI Trust Company, SEI Investments (South Africa), Limited and SEI Investments (Canada) Company to 2018. Trustee of The KP Funds to 2022.

4 Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2023

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name and Year of Birth	Position with the Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years
INDEPENDENT TRUSTEES[2]
KATHLEEN GAFFNEY (Born: 1961)	Trustee (since 2022)	Retired since 2019. Vice President and Portfolio Manager, Eaton Vance Management from 2012 to 2019.
JOSEPH T. GRAUSE, Jr. (Born: 1952)	Trustee (since 2011) Lead Independent Trustee (since 2018)

Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.

BETTY L. KRIKORIAN† (Born: 1943)	Trustee (since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.
ROBERT MULLHALL (Born: 1958)	Trustee (since 2019)	Partner, Ernst & Young LLP, from 1998 to 2018.
BRUCE SPECA (Born: 1956)	Trustee (since 2011)

Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.

MONIKA WALKER (Born: 1958)	Trustee (since 2022)

Retired since 2017. Co-Founder, Chairman, Chief Executive Officer and Chief Investment Officer, Holland Capital Management, LLC from 1991 to 2017, Chairman and Chief Executive Officer (2009 to 2017) and Chief Investment Officer - Equity (2007 to 2017) of Holland Capital Management, LLC (Chicago).

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2	Trustees oversee 9 funds in The Advisors’ Inner Circle Fund II.
†	In accordance with the Trust’s retirement policy, Ms. Krikorian retired from the Board effective December 31, 2023, after having served on the Board since 2005.

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Other Directorships Held in the Past Five Years[3]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and Catholic Responsible Investments Funds.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, Frost Family of Funds, and Catholic Responsible Investments Funds.

Former Directorships: Director of The Korea Fund, Inc. to 2019. Trustee of The KP Funds to 2022.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, and Catholic Responsible Investments Funds. Former Directorships: Trustee of The KP Funds to 2022.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, Frost Family of Funds and Catholic Responsible Investments Funds.

Former Directorships: Trustee of Villanova University Alumni Board of Directors to 2018. Trustee of The KP Funds to 2022.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, Frost Family of Funds and Catholic Responsible Investments Funds.

Former Directorships: Trustee of The KP Funds to 2022. Director of Stone Harbor Investments Funds (8 Portfolios), Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund) to 2022.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and Catholic Responsible Investments Funds.

3

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

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Name and Year of Birth	Position with the Trust and Length of Time Served	Principal Occupation(s) the Past Five Years
OFFICERS
MICHAEL BEATTIE (Born: 1965)	President (since 2011)	Director of Client Service, SEI Investments, since 2004.
JAMES BERNSTEIN (Born: 1962)	Vice President and Assistant Secretary (since 2017)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

JOHN BOURGEOIS (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
DONALD DUNCAN (Born: 1964)	Anti-Money Laundering Compliance Officer and Privacy Coordinator (since 2023)

Chief Compliance Officer and Global Head of Anti-Money Laundering Strategy of SEI Investments Company since January 2023. Head of Global Anti-Money Laundering Program for Hamilton Lane Advisors, LLC from August 2021 until December 2022. Senior VP and Supervising Principal of Hamilton Lane Securities, LLC from June 2016 to August 2021. Senior Director at AXA-Equitable from June 2011 until May 2016. Senior Director at PRUCO Securities, a subsidiary of Prudential Financial, Inc. from October 2005 until December 2009.

ERIC C. GRIFFITH (Born: 1969)	Vice President and Assistant Secretary (since 2019)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.
MATTHEW M. MAHER (Born: 1975)	Vice President (since 2018) Secretary (since 2020)

Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.

ANDREW METZGER (Born: 1980)	Treasurer, Controller and Chief Financial Officer (since 2021)	Director of Fund Accounting, SEI Investments, since 2020. Senior Director, Embark, from 2019 to 2020. Senior Manager, PricewaterhouseCoopers LLP, from 2002 to 2019.

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Other Directorships Held in the Past Five Years

None.
None.
None.
None.
None.
None.

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DECEMBER 31, 2023

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) in the Past Five Years
OFFICERS (continued)
ROBERT MORROW (Born: 1968)	Vice President (since 2017)	Account Manager, S EI Investments, since 2007.
STEPHEN F. PANNER (Born: 1970)	Chief Compliance Officer (since 2022)

Chief Compliance Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Structured Credit Fund LP, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Bishop Street Funds, Frost Family of Funds, Gallery Trust, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Tender Fund and Catholic Responsible Investments Funds since September 2022. Fund Compliance Officer of SEI Investments Company from February 2011 to September 2022. Fund Accounting Director and CFO and Controller for the SEI Funds from July 2005 to February 2011.

ALEXANDER F. SMITH (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.

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Other Directorships Held in the Past Five Years

None.
None.
None.

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DECEMBER 31, 2023

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from July 1, 2023 to December 31, 2023.

The table on the next page illustrates your Fund’s costs in two ways:

•

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return. You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

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DISCLOSURE OF FUND EXPENSES (Unaudited) (Concluded)

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratios	Expenses Paid During Period *
Small Company Fund
Actual Fund Return
Advisor Shares	$1,000.00	$1,037.50	1.25%	$6.42
Institutional Shares	1,000.00	1,039.00	1.00	5.14
Hypothetical 5% Return
Advisor Shares	$1,000.00	$1,018.90	1.25%	$6.36
Institutional Shares	1,000.00	1,020.16	1.00	5.09
Mid Cap Fund
Actual Fund Return
Advisor Shares	$1,000.00	$1,048.60	1.08%	$5.58
Institutional Shares	1,000.00	1,050.20	0.83	4.29
Hypothetical 5% Return
Advisor Shares	$1,000.00	$1,019.76	1.08%	$5.50
Institutional Shares	1,000.00	1,021.02	0.83	4.23
Strategic Focus Fund(1)
Actual Fund Return
Institutional Shares	$1,000.00	$1,135.00	0.85%	$1.89	**
Hypothetical 5% Return
Institutional Shares	$1,000.00	$1,020.92	0.85%	$4.33

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period shown).

**	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 76/365 (to reflect the period from inception to date)

(1)	Commenced operations on October 16, 2023.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2023

RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Champlain Small Company Fund

Champlain Mid Cap Fund

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund II (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on November 14–15, 2023 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fees and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

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At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Funds, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Funds.

The Trustees also considered other services provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Funds and the Adviser

The Board was provided with regular reports regarding the Funds’ performance over various time periods. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by

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DECEMBER 31, 2023

the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Funds and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Funds are subject. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangements with the Funds.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2023

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

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Champlain Strategic Focus Fund

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be approved: (i) by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the members of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund II (the “Trust”) who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

A Board meeting was held on August 22–23, 2023 to decide whether to approve the Agreement for an initial two-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting, to help them decide whether to approve the Agreement for an initial two-year term.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations; (iv) the Fund’s proposed advisory fee to be paid to the Adviser and the Fund’s overall fees and operating expenses compared with a peer group of mutual funds; (v) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (vi) the Adviser’s policies on and compliance procedures for personal securities transactions; (vii) the Adviser’s investment experience; (viii) the Adviser’s rationale for introducing the Fund as well as the Fund’s proposed objective and strategy.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive session outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, approved the Agreement. In considering the approval of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services to be provided by the Adviser; and (ii) the fees to be paid to the Adviser, as discussed in further detail below.

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DECEMBER 31, 2023

Nature, Extent and Quality of Services to be Provided by the Adviser

In considering the nature, extent and quality of the services to be provided by the Adviser, the Board reviewed the portfolio management services to be provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the proposed Agreement. The Trustees also reviewed the Adviser’s proposed investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was publicly available to the Board, and the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services to be provided by the Adviser to the Fund, was available to the Board in the meeting materials.

The Trustees also considered other services to be provided to the Fund by the Adviser such as monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to the Fund by the Adviser would be satisfactory.

Costs of Advisory Services

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the proposed advisory fee to be paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fees to those paid by a peer group of mutual funds as classified by Lipper, an independent provider of investment company data. The Trustees reviewed pro forma fee and expense information, as well as the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services expected to be rendered by the Adviser. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to enter into an expense limitation and fee waiver arrangement with the Fund.

Investment Performance, Profitability and Economies of Scale

Because the Fund was new and had not commenced operations, it did not yet have an investment performance record and it was not possible to determine the profitability that the Adviser might achieve with respect to the Fund or the extent to which economies of scale

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DECEMBER 31, 2023

would be realized by the Adviser as the assets of the Fund grow. Accordingly, the Trustees did not make any conclusions regarding the Fund’s investment performance, the Adviser’s profitability, or the extent to which economies of scale would be realized by the Adviser as the assets of the Fund grow, but will do so during future considerations of the Agreement.

Approval of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees to be paid thereunder, were fair and reasonable and agreed to approve the Agreement for an initial term of two years. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2023

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders who do not have a December 31, 2023 taxable year end, this notice is for informational purposes only. For shareholders with a December 31, 2023 taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the year ended December 31, 2023, the Funds are designating the following items with regard to distributions paid during the year.

	Return of Capital	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate dividends Received Deduction (1)	Qualifying Dividend Income (2)	Interest Related Dividend (3)	Short- Term Capital Gain Dividend (4)
Small Company Fund	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%	0.00%
Mid Cap Fund	0.00%	92.77%	7.23%	100.00%	100.00%	100.00%	0.00%	0.00%
Strategic Focus Fund	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by law.

(3)

The percentage in this column represents the amount of “Interest Related Dividend” and is reflected as a percentage of ordinary income distribution. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors.

(4)

The percentage of this column represents the amount of “Short-Term Capital Gain Dividend” and is reflected as a percentage of short-term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the period ending December 31, 2023. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

73

Champlain Funds

P.O. Box 219009

Kansas City, MO 64121-9009

866-773-3238

Adviser:

Champlain Investment Partners, LLC

180 Battery Street

Burlington, VT 05401

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

2222 Market Street

Philadelphia, PA 19103

Independent Registered Public Accounting Firm:

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds.

CSC-AR-001-2000

(b) Not applicable.

Item 2. Code of Ethics.

The Registrant (also referred to as the “Trust”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The Registrant’s audit committee financial expert is Robert Mulhall. Mr. Mulhall is considered to be “independent”, as that term is defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust.

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE December 31, 2023			FYE December 31, 2022
		All fees and services to the Trust that were pre- approved	All fees and services to the Trust that were pre- approved	All fees and services to the Trust that were pre- approved	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$74,970	None	None	$48,060	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust.

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE December 31, 2023			FYE December 31, 2022
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$138,403	None	None	$107,050	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2)	Percentage of fees billed applicable to non-audit services pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, waiver of pre-approval requirement were as follows (E&Y):

	2023	2022
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, waiver of pre-approval requirement were as follows (PwC):

	2023	2022
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f)  Not applicable.

(g)  The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended December 31st were $0 and $0 for 2023 and 2022, respectively.

(g)  The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended December 31st were $0 and $0 for 2023 and 2022, respectively.

(h)  During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i)  Not applicable. The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

(j)  Not applicable. The Registrant is not a “foreign issuer,” as defined in 17 CFR § 240.3b-4e.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) Not applicable.

(a)(3) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)) also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)

/s/ Michael Beattie
Michael Beattie, Principal Executive Officer

Date: March 8, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)
/s/ Michael Beattie
Michael Beattie, Principal Executive Officer
Date: March 8, 2024

By (Signature and Title)

/s/ Andrew Metzger
Andrew Metzger,
Principal Financial Officer

Date: March 8, 2024